                            Translation from German
                            -----------------------

                                    SUBLEASE
                             for business premises
                                     Office


between             KG Bayerische Hausbau GmbH und Co.
Landlord

represented by      BIV
                    BAYERISCHE IMMOBILIENVERWALTUNG GMBH
                    Denninger Strasse 165, 81925 Munich

and                 Cybernet AG.i.G
                    Trabenerstrasse 12, 14193 Berlin
Tenant

                                   Section 1
                        Subject of Lease/Leased Property

1. On the property Zamilapark MK 2, Stefan-George-Ring 19, the space marked with green colour in the leasing plan enclosed as a part of this lease/to be handed in later is leased, to wit the commercial space

    office          on the 3rd floor/space no. A + B =      491.27 m(2)

    cellar no. 1 D  on the 1st basement                      53.50 m(2)

    for the exclusive use as an office pursuant to Section 2 of this contract.

2. The indications of square metres are based on a space calculation of the Landlord pursuant to GSI 277, part 1, section 2.3, whereby partition walls in lightweight construction were passed over.

3. Pursuant to Section 536 of the Civil Code, the Landlord has to deliver the leased property only in such converted state as specified in the leasing plan of the Landlord and in the constructional description enclosed in this lease. As far as the leased property requires that constructional measures be taken with the property or with the leased premises and the internal works for the purpose of the lease (Section 2) agreed upon and/or for special requests of the Tenant, which measures exceed the present state of conversion, they shall be borne by the Tenant alone and are, as far as that goes, not subject to the obligation of advance performance of the Landlord.

                                   Section 2
                             Use of Leased Premises

1. The premises are leased for maintaining an office (branch of trade; computer and network services).

2. The Tenant may use the leased property for the purpose pursuant to the contract for the term of lease only. Any change of the branch of trade requires prior written consent of the Landlord.

3. The Landlord does not grant the Tenant competition protection for the purpose of lease and the branch of trade of the Tenant.

4. The Tenant has to comply with any obligations and obtain any authorizations is connection with his trade.

5. The effectiveness of this lease shall be independent of any official trade or business license that may be required.

6. The Tenant is obliged to manage his business carefully and thoroughly, in particular to comply with the related instructions of the Landlord.

                                   Section 3
                                 Term of Lease

1. The contracting parties agree upon the following term of this lease: start of the lease: expectedly 01.05.1996 duration of the lease: 5 years end of the lease: 30.04.2001

2.  The obligation to pay
    a) the rent starts on 01.06.1996
    b) the operating costs and other incidental expenses starts, however, on the day the leased property is handed over to the Tenant.

3. The leased property is expected to be handed over on 01.05.1996; the date of the delivery record shall be decisive.

4. The Landlord will give notice of the date the leased property will be handed over. The Landlord will not assume any liability for a specific date of handing over or for the previous tenant vacating the premises in time.

5. The Tenant has a non-recurring right of termination of this contract at the end of the 5th year and after the end of the 8th year. Termination has to be made in writing by registered letter/advice of delivery with a time limit of 9 months. In case no due notice of termination is given, the contract will expire according to Section 3, number 1 or Section 4 respectively.

                                   Section 4
                                Option of Lease

A fixed term of lease (according to Section 3) shall be considered agreed upon between the contracting parties. After the end of the fixed term of lease (30.04.2001), the lease will extend for another 3 years, and for another 2 years again unless terminated by the Tenant with a time limit of 12 months before the expiry of the fixed term of lease. Termination has to be made in writing (registered letter/advice of delivery).


                                   Section 5
                                      Rent

1.   The basic rent per month is                            DM 10,744.67
     (in words: one-nought-seven-four-four)

     office 491.27 m(2)         at DM 21.00
     cellar no. 1 D 53.50 m(2)  at DM  8.00
     Plus respectively valid VAT,
     presently 15%                                          DM  1,611.70    DM 12,356.37
                                                            ------------

2. The Tenant shall, in addition to the basic rent, also bear all operating costs as regulated in Enclosure 3 of Section 27, par. 1 of the 2nd Calculation Regulations and enclosed in this contract as enclosure.

     Advance payment of operating costs
     per month is                                           DM 1,817.70
     office 491.27 m(2)         at DM  3.70
     plus respectively valid VAT,
     presently 15%                                          DM   272.66    DM  2,090.36
                                                            -----------    ------------
     Basic rent and advance payment of operating
     costs per month                                                       DM 14,446.73
                                                                           ============
     Graduated rent
     as of 01.05.1997, DM 22.00/m(2) net
     as of 01.05.1998, DM 25.00/m(2) net
     as of 01.05.1999, DM 26.00/m(2) net

3.   Payment of the first rent has to be made on 01.06.1996.

4. In the case of delayed payment, the Landlord is entitled to charge statutory default interest of 2% above the respective discount rate of the Deutsche Bundesbank as of the due date until the day of receipt of payment as well as eventual costs incurred in making request for payment.

                                   Section 6
                 Operating Costs and Other Incidental Expenses

1. Statement of account of the operating costs is made annually. Both contracting parties are obliged to settle the operating costs account within 30 calendar days after is was presented.
     If the lease is terminated during the accounting period, the operating costs will be apportioned in the ratio of the time of lease to the accounting year in the following account.

2. The Tenant is authorized to inspect the documents of operating costs accounting at the Landlord's during usual business hours after prior announcement.

3. The operating costs account shall be considered acknowledged by the Tenant if he did not object in writing within four weeks after the receipt thereof.
     This effect has to be pointed out in the operating costs account.

4. The monthly advance payments of operating costs shall be 1/12 of the last annual account respectively.

5. In the case of considerable increase of costs (for example due to increased consumption, changed price and wage situation), the Landlord is entitled to adjust the monthly advance payments to the changed conditions by unilateral declaration with immediate effect even during the current accounting period.

6. In any charges, duties or other costs which are in economic connection with the property are newly introduced or increased, or if any operating costs are newly incurred, the Landlord may apportion them and may determine appropriate monthly advance payments for them.

7. From the costs of heat and hot water supply, a part is - within the legal provisions - apportioned depending on the established consumption (60%), the other costs depending on the respective usable floor space (40%) of the individual tenants. The Landlord reserves the right to change this apportionment within the legal provisions.
     For the apportionment of the other operating costs, the Landlord shall determine a distribution system in his fair judgment.
     The Landlord shall also determine the type of accounting and of the establishment of consumption in his fair judgment within the legal provisions.

8. In deviation of Enclosure 3 Section of Section 27, par. 1 of the 2nd Calculation Regulations, the Landlord shall also be entitled to make a pro rata apportionment to the tenants of any guarding costs that may be incurred. For the apportionment of these costs, above regulations shall apply correspondingly.

9. In the case of failure of operational and supply installations for which the Landlord is not responsible, the Tenant shall only be entitled to reduction to the amount of the operating costs to be paid for these installations, and this only in a ratio that corresponds to the failure. Exceeding claims of the Tenant shall be excluded.

                                   Section 7
                                Payment of Rent

1. The basic rent, the operating costs and other incidental expenses are due for payment in advance, on the 3rd working day of the current month at the latest. The place and type of payment shall be determined by the Landlord. Whether payment is in time shall depend on the day of receipt of payment.

2.   Payments of the Tenant have to be made to the following account:

     owner:              KG Bayerische Hausbau GmbH und Co.
     bank:               Bayerische Landesbank Munchen
     bank code number:   700 500 00
     account number:     190 341 53
     purpose of use:     1.0059.1301.1

3.   The rent shall be transferred by standing order.

4. If the Tenant is in default with his payments, payments are to be appropriated to eventual costs, charges for the request for payment, interest etc. first, then to the operating costs and other incidental expenses, and last to the oldest basic rent. The Tenant has to pay a lump sum for expenses of DM 10.00 for every reminder. This shall also apply to reminders which are caused by incorrect or incomplete information on paying-in slips of the Tenant. In the case of non-controversial default in payment of more than one monthly rent, the Landlord is also authorized to discontinue supply services such as heating with immediate effect until the arrears--including eventual costs incurred in making request for payment or costs of proceedings--have been completely settled.

5. Any rights of retention which are not based on this contractual relationship, rights of set-off except against a claim of the Landlord which has not been contested or has become res judicata against the basic rent, operating costs or other incidental expenses shall be excluded.

                                   Section 8
                        Handing Over of Leased Property

1. The date the leased property will be handed over shall be determined by the Landlord. The Landlord will not assume any liability for a specific date of handing over or for the previous tenant vacating the premises in time unless the damage the Tenant provably suffered was caused by an intentional or grossly negligent violation of obligation on the part of the Landlord or his vicarious agents.

2. Before or when the leased property is handed over, a delivery record is made, which has to be signed by the Landlord and the Tenant. The Tenant takes over the leased property pursuant to this delivery record.

     If the Tenant is absent on the date of handing over despite timely prior notification without sufficient excuse, the leased property shall be considered handed over after the Landlord prepared a delivery record and sent it to the Tenant, and this with the consequence that default of the debtor for the first basic rent including operating costs and other incidental expenses starts as of this date.

     As an alternative, the Landlord is entitled to withdraw from the contract with immediate effect and to demand damages due to non-performance.

     If the leased property can only be leased on after the complete or partly removal of special requests ordered by the Tenant and already performed and if the Landlord is thus incurred additional costs and expenses, the Tenant has to reimburse them to the full extent.

3. The operating costs and other incidental expenses have to be paid completely starting from the date the leased property is handed over. The leased property can only be handed over if the Landlord has received the required surety.

     If the leased property is, in exceptional cases, handed over though, the Landlord is entitled to withdraw from the lease again with immediate effect if the Tenant does not make the due payments within 10 calendar days after the leased property was handed over. The same shall apply if the Tenant does not reimburse the additional costs of conversion according to Section 9, number 2 within one month after the final accounts were rendered. The Tenant shall be liable for full compensation for any damage the Landlord suffers until he can lease the property on. Number 2, par. 3 shall apply accordingly.

4. The Landlord has to be advised of any defects of the leased property two weeks after it was handed over at the latest, for which the date of the delivery record is decisive. If defects are not advised of within this time limit, the Tenant acknowledges that he took over the leased property in due condition and as agreed upon in this contract.

5. Claims for damages and reduction of the rent due to defects of the leased property as well as reductions or claims for damages due to construction noise or the maintenance of construction sites, even if arranged for by the Landlord, shall be excluded as far as they only represent minor impairment regarding the usability of the leased property.

                                   Section 9
                          Changements and Improvements

1. If the Tenant, after the leased premises were handed over, wishes for a design and/or furnishing of the leased premises which deviate from the standard plans and the constructional description according to the contract (special requests), he has to request prior written consent of the Landlord in time.

     Consent can only be denied for good cause, in particular if the special requests intervene in the constructional design.

2. Unless otherwise agreed upon in writing, the planning and performance of the work connected with the special requests is made by the Landlord as general contractor by the order of and for the account of the Tenant; this shall only apply to any work which is subject to warranty obligation.

     The Tenant has to reimburse the Landlord any planning and performance costs which are incurred in connection with the placement and the performance of the order as well as a general contractor supplement of 15% of the net amount of the invoice plus respectively valid VAT within one month after the final accounts were rendered. The Landlord is also entitled to demand partial payment of the Tenant of 90% of the gross amount of the invoice of the respectively proven performance, depending on the progress of the construction work. The partial payments are respectively due for payment three weeks after the invoice was made out, and interest of 2% above the respective discount rate of Deutsche Bundesbank has to be paid on them in the case of default.
     Unless otherwise agreed upon in writing, the Tenant has to make an irrevocable, unlimited absolute surety of a German big bank, for which a deposit shall be excluded, to the amount of the expected costs advised by the Landlord upon placement of the order and before the work starts. In case this surety is not made in time, Section 8, number 2, par. 3 shall apply accordingly.

3. The Landlord may also demand that the Tenant order such architect, engineer engaged in statical calculations or crafts firm which the Landlord bindingly assigned the Tenant or to the consultation of which the Landlord agreed to further plan and perform the deviations to be authorized by the Landlord on behalf of and for the account of the Tenant.
     In this case, the Tenant shall be subject to the instructions and orders of the Landlord and the specialists ordered by him in the performance of any work. The Tenant shall also be liable to the Landlord that no damage be done to the leased property in the performance of services of that kind. The Tenant has to release the Landlord from any costs of these special requests and of eventual other related claims of the contractors, architect(s) and specialist engineers instructed by him. Any claims of the Tenant for compensation of related increased costs or improvements of value of the leased property as well as claims for reduction and damages due to eventual defects of the deviating design and/or furnishing of the leased property to the Landlord shall be excluded.
     The Tenant shall bear any dangers in connection with the performance of special requests and other measures arranged by the Tenant on his own behalf and for his own account. He hereby releases the Landlord from any claims which--on which legal grounds whatsoever--may be raised against the Landlord in this connection.

4. If the completion of constructional measures regarding the design and/or the furnishing of the leased property arranged by the Tenant is delayed, no matter if the Landlord or third parties were instructed with the measures, the Landlord's determination of the date of handing over the leased premises and the start of the payments agreed upon in this contract shall not be affected thereby. If the Landlord was instructed with the special requests, another regulation shall only apply if the delay was caused intentionally or grossly negligently by the Landlord or his vicarious agents.

5. The Landlord may, after prior announcement, carry out any maintenance measures, repairs and changements of the property and of the leased premises even without the consent of the Tenant as far as is necessary or useful. Business operation may not be considerably impaired.

     The Tenant may not obstruct this work, and in particular has to keep the leased premises accessible for the performance thereof. As far as he does not comply with these obligations, he has to reimburse the Landlord the resulting damage.
     In the case of claims for damages or reduction of rent the Tenant may raise against the Landlord in the case of repair or changement work or in the case of the remedy of constructional defects relating to the usability of the leased property, the regulations of the Civil Code shall apply.

6. The Tenant may not make any constructional or other changes inside (changes of the room division, for example) and at the front of the leased property, even during the term of lease, without prior written consent of the Landlord. This shall also apply to writings of any type (name and company signs, illuminated letters etc.)

7. If the Tenant wishes to remove or change again changements of the leased property arranged by him during the term of lease, written consent of the Landlord and a corresponding placement of an order to the Landlord is required again.


                                   Section 10
                  Maintenance Repairs and Improvement Repairs

1. The Tenant has to take good care of the leased property, its furnishings, the property including any joint installations and outdoor grounds. The Tenant shall be liable for damages for any arising damage and expenditure the Landlord is incurred.

2. The Tenant shall provide for due cleaning, airing and heating of the leased property and shall take over the maintenance and repair of the leased property and its furnishings if caused by the Tenant (electrical, sanitary installations, locks, glass panes, panel ceilings, sun protection installations etc., for example) and improvement repairs (painting the walls and ceilings with latex paint, the radiators, and cleaning or renewing the floor coverings and cleaning the panel ceilings as well as polishing the veneered precious wood doors, etc., for example).
     Further regulations are established in Enclosure b (Distribution of repair and renovation charges).

3. If, in the case of damage or clogging up of pipes, it cannot be established which tenant caused them, all tenants which are located above the concerned spot shall be liable jointly.

4. If the Tenant does not meet his obligations pursuant to number 1-3 above despite written request within one month, the Landlord can arrange required work at the expenses of the Tenant without grace period.

5. The loss of keys has to be reported to the Landlord immediately. In the case of loss of keys, the Tenant shall bear the expenses for the new acquisition as well as for an eventual exchange of the locks.

6. The Tenant shall report any occurring damages or defects of the leased premises themselves and of the joint installations located within the leased property to the Landlord immediately and in writing. If the Tenant fails to make this report, he shall be liable to reimburse the resulting damage. The Tenant shall bear the burden of proof that he made the report in time.


                                   Section 11
               Subleasing/Subletting of Premises to a Third Party

1. Any complete or partial subletting of the premises to third parties, in particular subleasing the leased property, requires prior written consent of the Landlord. Subleasing is permitted for company-related enterprises such as subsidiaries or any firms which are economically connected to the principal Tenant otherwise after prior announcement.

2. The Landlord can revoke the consent to subletting of the premises to a third party for good cause any time.

3. If any official requirements have to be met for other use, even within subletting or subleasing, they shall be exclusively provided for by the Tenant.


                                   Section 12
                                Lien of Landlord

1. The Landlord has a lien of the contributed objects of the Tenant (furniture, machines and other fixtures and facilities) for any claims, including future claims, resulting from this contract and the enclosures thereof.

2. In the case of seizure of contributed objects by third parties, the Tenant engages himself to advise the Landlord of the extent of seizure immediately.

3. The Tenant irrevocably assigns all existing and future claims to which he is entitled from third parties from the subletting of leased premises, in particular from subleasing, to the Landlord. The Landlord is hereby authorized by the Tenant to inform the third party of the assignment in the case of default in payment in the place of and on behalf of the Tenant, and to collect the sums the third party owes the Tenant.


                                   Section 13
                        Accessability of Leased Property

1. The Landlord or any person authorized by him is entitled to access the leased premises during the day after prior announcement. In case of imminent danger, he has this right any time; if required, he can have the leased premises opened at the expenses of the Tenant.

2. The Tenant has to provide for the leased premises being accessible even if he is absent, if required.

3. If the Tenant does not keep the leased property accessible for the Landlord, he shall be liable for any damage for the Landlord or a third party which results therefrom.

4. If the Landlord wants to sell the property or if the lease has been terminated, he may access the leased property together with an interested party on working days from Monday to Friday after timely prior announcement. After termination has been made, the Landlord may also put up to-let-signs at the leased property anywhere he wants.

5. In order to provide for accessability in case of imminent danger, the Tenant expressly agrees to one key for each leased premise remaining with the Landlord respectively.


                                   Section 14
                       Termination in Extraordinary Cases

1. The Tenant has a right of termination pursuant to Section 9, number 5, par. 4.

2.   The Landlord can terminate the lease without notice if

     a) the Tenant is in default with more than two monthly rents or did not make the agreed surety at the time, to the amount or of the type established in this contract;

     b) the Tenant discontinues his payments or if legal composition proceedings or bankruptcy proceedings are instituted on his assets;

     c) the Tenant, despite two written warnings which pointed out the consequences, does not comply with the terms and conditions of the contract.

3. If the lease is terminated due to termination of the Landlord without notice, the Tenant shall be liable to the Landlord for the loss of rent including all operational costs and other incidental expenses until the leased property is leased again. Eventual claims of the Tenant against the Landlord will only be due for repayment after this date. The Landlord will under no circumstances have to pay interest on these claims. The Landlord reserves the right to assert further claims.


                                   Section 15
                                     Surety

1. The Tenant will lodge a surety of 3 gross monthly rents to the amount of DM 43,340.00
     (in words: four-three-three-four-nought)
     The Tenant is permitted to make the surety by means of a surety of a bank if it corresponds with the model of the Landlord.
     The model may in particular provide that payments have to be made upon first request.

2. The surety is due upon the handing over of the leased unit unless otherwise provided by this contract. The surety will be returned two months after the lease expired and the leased unit was returned pursuant to the contract and eventual counterclaims of the Landlord were set off at the earliest. The Landlord reserves the right to withhold the portion of the operating costs.

3. If the rent is changed by at least 10% during the term of lease, the Tenant is, upon the request of the Landlord, obliged to make a corresponding adjustment of the surety. The Landlord is entitled to make use of the surety even during the time of lease in order to cover non-controversial claims he may be entitled to. As far as the Landlord made said use, the Tenant is obliged to replenish the surety to the amount and type agreed upon.

4. If the Tenant does not lodge the agreed surety at the date due at the latest or if he does not replenish is pursuant to number 3, the Landlord is entitled to withdraw from the contract with immediate effect or to pronounce extraordinary termination of the lease without notice.


                                   Section 16
                                Expiry of Lease

1.   Upon expiry of the lease, the Tenant has to

     a)   carry out the improvement repairs to which he is obliged pursuant to
          Section 10, number 2 and to return the leased property in the state pursuant to the contract. The time required for carrying out the improvement repairs shall be during the term of lease and shall thus be for the Tenant's account.

     b) hand out any keys of the leased property to the Landlord. As for the rest, Section 10, number 5 shall apply.

2. Unless otherwise provided in writing, the Tenant has to remove -- at his own expenses and before moving out -- any changements of the leased property, installations and alterations as well as changements of the design or the furnishings of the leased property (special requests) made or arranged by him, and has to create the state pursuant to the original leasing plan and the constructional description in the contract of the Landlord. Unless otherwise provided in writing, this work is carried out by the Landlord as general contractor by order of and for the account of the Tenant.

     Unless otherwise provided in writing, any claims for redemption or compensation for objects or services that are not removed shall be excluded for the Landlord.

3. As far as another conversion of the leased premises for a different purpose is intended after the lease expired, the Landlord is, as an alternative, entitled to demand of the Tenant to make an appropriate contribution to the conversion expenses instead of creating the original state or making improvement repairs. The Landlord shall present an estimate of expenses. Unless otherwise provided in writing, said estimate is calculated from the expected amount of costs of creating the original state.

                                   Section 17
                                Changes of Rent

If the cost-of-living index for the living standard of a four-person employee household with average income as published by the Federal Statistical Office changes by more than 10 points (base 1991 = 100) compared to the time the lease started (01.05.1998), the rent will increase or decrease in the same ratio automatically starting from the 1st day of the following month as soon as the index figure reached 10 points upwards or downwards. An increase or decrease can be made starting from 01.05.2001 for the first time.

This shall also apply as far as graduated rents were established in the contract for specific periods. The latter shall only be considered agreed upon as minimum rents, the new establishment of which can also be demanded if the 10-point limit is passed.

The notice on the part of the Landlord shall only have a declaratory function. In the case of increase of the rent, the Tenant cannot plead that he got the notice after the official publication of the increase of the index figures only.

For the subsequent time of the contract, the rent can, pursuant to par. 1, be adjusted as at the time of the state of the index last taken into consideration after the required points (10) were reached respectively. The claim on the part of the Landlord for adjustment of the rent does not lapse, even if the Landlord does not make an adjustment of rent immediately when the points are reached.

This regulation requires the authorization of the State Central Bank, which authorization the Landlord will request.

                                   Section 18
                                Other Provisions

1. The Tenant is not permitted to assign any rights under this contract to third parties without the consent of the Landlord.

2. Claims for liability of the Tenant against the Landlord and his vicarious agents shall be subject to the regulations of the Civil Code.

3. Should any parts of this contract including the enclosures thereof be or become legally ineffective, the effectiveness of the other provisions shall remain completely unaffected thereby. The contracting parties engage themselves, upon request of one of them, to make up for the invalid provisions in legally effective manner and, as far as possible, without changing the factual contents of the contract.

4. The Landlord is authorized to make an affiliated company enter this contract in his place completely or in part by unilateral written declaration.

5.   The place of performance and place of jurisdiction shall be Munich.

6. Any rights of retention which are not based on this lease and rights of set-off, except against a claim of the Landlord for rent, operating costs and other incidental expenses which claim has not been contested and has become res judicata, shall be excluded.

7. Supplementary arrangements must be in writing in order to be effective and are to be incorporated into this contract as enclosures. There have not been made any subsidiary agreements of this contract.

8. The Tenant will be granted a guarantee of first offer of neighbouring office spaces, whereby a time limit for decision of two weeks shall be considered agreed upon.

9. The Tenant knows that the Landlord himself is not the owner of the real property. If the principal lease expires, the Subtenant is, upon request of the Landlord, obliged to consent to the real property owner or another authorized third person entering the existing lease as landlord, whereby the provisions provided therein shall continue.

                                   Section 19
                                 Parts of Lease

The parts of the lease include:

-    Enclosure a) Rules of the house for business enterprises
-    Enclosure b) Distribution of repairs and renovation charges
- Enclosure c) List of operating expenses pursuant to enclosure 3 of Section 27, par. 1 of the 2nd Calculation Regulations
-    Enclosure d) Constructional description

The Tenant declares to have read all arrangements and Enclosures of this contract. He acknowledges the contents thereof to be legally binding for him.

Munich, 29.02.1996

sgd.: illegible                            sgd.: A. Eder
stamp and signature                        stamp and signature
BIV in representation of the Landlord      of the Tenant

W. Saar, K. Stindt                         Andreas Eder
names of the undersigned                   name(s) of the undersigned
                                           Managing Director of CYBERNET AG


--------------------------------------------------------------------------------
In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.
Munich, Federal Republic of Germany
26 August 1998

/s/ ELISABETH GRONER

                            Translation from German

Enclosure a of the Lease

RULES OF THE HOUSE FOR BUSINESS ENTERPRISES

                                   Section 1
                         Special Obligations of Tenant

1. The Tenant engages himself to treat the leased premises and the entire property including all installations with due care and to keep them clean.

2. Putting up and storing objects of any kind outside the leased premises is not permitted. Bicycles and mopeds must not be parked inside the leased property.

3. Parking as well as loading and unloading is only permitted on the spaces provided for this purpose.

4. Fuels and easily inflammable materials must not be stored inside the leased premises. In particular the official provisions for fire prevention have to be observed.

5. Animals, in particular pets, may only be kept in the leased premises with written consent of the Landlord.

                                   Section 2
                               Safety Regulations

1. Storing easily inflammable materials and objects as well as smoking and open fire are not permitted in the cellars, attics, stores and garages.

2. The doors leading to the leased premises have to be kept shut after office hours.

3. The Tenant has to prevent the unauthorized use of property installations on the part of persons which are not related to him.

4. Information as well as obligatory and prohibitory signs have to be observed.

                                   Section 3
                                  Emergencies

1. If a fire is discovered, the following institutions have to be notified immediately.
     a)   fire brigade
     b)   police
     c)   property management/caretaker

     If the property management cannot be reached, the same shall apply correspondingly if damage caused by water, by oil, by gas and by smoke is discovered as well as in other events of emergency. The duty of notification does not only apply to the leased premises but to the entire property. The relevant provisions of the fire direction, of the emergency relief organization for damage caused by gas and water, of the technical relief organization, of the civil population protection and of other applicable authorities have to be observed.

2. If capital crimes are discovered, the respectively competent authorities have to be informed.


                                   Section 4
                     Nuisance of Co-Tenants and Neighbours

1. The Tenant engages himself to show utmost consideration for the other co-tenants and to refrain from any disturbance and nuisance within the silence periods provided by law.

2. Making and taking delivery of goods of any kind is not permitted between 22:00 and 6:00. Exceptions require the written consent of the Landlord.

3. Starting the operation of machines which cause noise and vibrations as well as operating phono systems of any kind which exceed the statutory or official limits is not admissible. Exceptions are only permissible with the written consent of the Landlord.

4. Nuisance of the other co-tenants by dust or smell, which applies in particular to restoration enterprises, has to be avoided. The Tenant has to take appropriate measures for necessary disintegration of the smell or airing at his own expenses.
     Necessity shall be determined by the Landlord.


                                   Section 5
                                     Refuse

1. Rubbish and waste products of any kind may only be filled into the containers designated for this purpose.

2. It is not permitted to throw any liquid, mushy, splintering or bulky objects into the waste disposal unit. In the case of contravention, the responsible Tenant has to pay a charge of DM 20.00; besides, he shall be liable for any corresponding costs and damages.

3. Washbasins and sink units as well as toilets are to serve the purpose for which they are designated only; emptening other rubbish and liquids, in particular acids and lyes, is to be forborne. The Tenant shall be liable for any damage of the toilets and washing units.

4. The Tenant has to bear the costs of removal and disposal of his industrial waste. In the case of short-term storage of the industrial waste within his leased premises, he has to provide for hygenic and appropriate storage.

5. The leased property has to be kept free of any parasites. If there is suspicion of parasites, the Landlord can have the leased property examined and, if required, have the leased property disinfected at the expenses of the Tenant. In case parasites are discovered, claims for damages and reduction of rent against the Landlord shall be excluded in any case.


                                   Section 6
                             Front and Shop Windows

1. Vending machines may only be put up outside the leased premises (front, hallways, corridors) with the consent of the Landlord.

2. Painting the shop and office windows with letterings or symbols can also be prohibited by the Landlord if the overall picture of the building or property is disturbed thereby.

3. Any company advertising or advertisement must not give an indecent impression and has to correspond to the traditional, public opinion of good morals.

4. Putting up sales stands, offering goods or otherwise using free spaces in front of the leased premises is not permitted. Exceptions require the written consent of the Landlord.


                                   Section 7
                            Particular Installations

1. Passenger lifts may only be used for the purpose for which they are designated. Transporting goods or bulky objects is not permitted.

2. Goods lifts may not be used for storing objects. Transporting persons may only be permitted in exceptional cases. The relevant provisions of the trade association, of the safety standards authority and of other competent authorities have to be observed when operating the goods lifts.

3. The unauthorized utilization of particular operational or safety installations (alarm systems, fire extinguishers etc.) result in prosecution.


                                   Section 8
                                    Heating

The claim for heating covers the time between 7:00 and 20:00, except for Saturdays, Sundays and public holidays.
This claim shall be excluded if the Tenant changes the premises with installations or alterations in such manner that the room temperature cannot be maintained.
The heating periods is from 01.10 to 30.04. of every year.

                                   Section 9
                            Authorities of Caretaker


1.   The caretaker is the vicarious agent of the property management.

2. The caretaker is authorized to pass instructions of the property management within the rules of the house on to the Tenant.

3. The caretaker is obliged to notify the property management of any violations of the rules of the house.

4. In case of imminent danger or in order to avoid damage for the Tenant and the Landlord, the caretaker is authorized to access the leased premises by force, if necessary. The costs of access by force shall be borne by the Tenant.

                                   Section 10
                                Other Provisions

The Landlord can extend or modify the rules of the house by additional provisions. Provisions become a binding part of the rules of the house if they are given notice of in writing by registered letter to the Tenant.


                                   Section 11
                                   Liability


"The Tenant has to effect a third party liability insurance and glass insurance which provides cover at the date the Tenant moves in at the latest. This obligation fails if the Landlord tells the Tenant upon the request of the Tenant that object-related insurance contracts of this kind have already been concluded. In this case, the Tenant has to bear the pro rata costs as incidental expenses. This obligation applies for the Tenant even if he effects his own insurances without having asked the Landlord regarding the existence of object-related insurance contracts beforehand."

Munich, 29.02.1996
sgd.: illegible                           sgd.: A. Eder
stamp and signature                       stamp and signature
BIV in representation of the Landlord     of the Tenant

W. Saar, K. Stindt                        Andreas Eder
names of the undersigned                  name(s) of the undersigned
                                          Managing Director of CYBERNET AG

--------------------------------------------------------------------------------

In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.
Munich, Federal Republic of Germany
26 August 1998
/s/ ELISABETH GRONER

                            Translation from German


                                 7th SUPPLEMENT
                      of the principal lease of 29.02.1996


between:            KG Bayerische Hausbau GmbH & Co.
                    - Landlord -

represented by:     BIV BAYERISCHE IMMOBILIENVERWALTUNG GMBH
                    Suskindstrasse 4, 81929 Munich

and:                Cybernet AG
                    Internet-Dienstleistungen
                    Stefan-George-Ring 19, 81929 Munich
                    - Tenant -


                                   Section 1
                                Leased Property

On the property Zamilapark MK2, Stefan-George-Ring 19, 81929 Munich, the spaces indicated hereunder are leased:

     office A + B   on the 3rd floor         of     491.27 m2
     office E       on the 3rd floor         of     281.61 m2
     office C       on the 3rd floor         of     305.76 m2
     office D       on the 3rd floor         of     238.61 m2

     cellar 1 D     on the 1st basement      of      53.50 m2
     cellar 22/23   on the 1st basement      of c.   40.00 m2

     36 parking spaces for cars


                                   Section 2
                                Additional Lease

As of 01.07.1998, the cellar no. 26/27 on the 1st basement of c. 70.07 m2 will be additionally leased for DM 8.00/m2 net per month.

                                   Section 3
                                      Rent

The rent will be established as follows starting from 01.07.1998:

office A + B   3rd floor      of     491.27 m2 at DM 25.00    DM 12,281.75
office C       3rd floor      of     305.76 m2 at DM 25.00    DM  7,644.00
office D       3rd floor      of     238.61 m2 at DM 25.00    DM  5,965.25
office B       3rd floor      of     281.61 m2 at DM 25.00    DM  7,040.25
cellar 1 D     1st basement   of      53.50 m2 at DM  8.00    DM    428.00
cellar 22/23   1st basement   of c.   40.00 m2 at DM  8.00    DM    320.00
cellar 26/27   1st basement   of      70.06 m2 at DM  8.00    DM    560.48
plus statutory VAT, at present 16%                            DM  5,478.36
                                                              ------------
                                                              DM 39,718.09

Advance payment of incidental expenses pursuant to the 2nd Operating Costs Regulations:

unchanged:                                                    DM  5,653.64

Parking spaces for cars:

unchanged:                                                    DM  2,505.60

Total monthly rent starting from 01.07.1998                   DM 47,877.33

                                   Section 4
                                Other Provisions

As for the rest, the terms and conditions of the principal lease of 29.02.1996 including the enclosures and additions thereof shall continue to be valid to their full extent unless modified by this or previous supplements.

Munich, 09.06.1998

sgd.: illegible                         sgd.: R. Strobl
BIV in representation of the            Tenant
Landlord                                sgd.: A. Eder




--------------------------------------------------------------------------------
In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.
Munich, Federal Republic of Germany
26 August 1998

/s/ ELIZABETH GRONER

                            Translation from German

                                 6th SUPPLEMENT
                      of the principal lease of 29.02.1996

between:            KG Bayerische Hausbau GmbH & Co.
                    -Landlord-

represented by:     BIV BAYERISCHE IMMOBILIENVERWALTUNG GMBH
                    Denninger Strasse, 169, 81925 Munich

and:                Cybernet AG
                    Internet-Dienstleistungen
                    Stefan-George-Ring 19, 81929 Munich
                    -Tenant-

                                   Section 1
                                 Change of Rent

1. In Section 17 of above principal lease, a rent adjustment clause has been agreed upon. The parties agree that this clause ceases to be a part of the lease and that rent adjustment is agreed upon as follows:

2. If the cost-of-living index for the living standard of a four-person employee household with average income as published by the Federal Statistical Office changes by more than 10 points (basis 1991 = 100) compared to 01.05.1998, the rent will increase or decrease in the same ratio automatically starting from the 1st day of the following month as soon as the index figure reached 10 points upwards or downwards.

3. An increase or decrease can be made starting from 01.05.2001 for the first time.

4. The notice on the part of the Landlord shall only have a declaratory function. In the case of increase of the rent, the Tenant cannot plead that he got the notice after the official publication of the increase of the index figures only.

5. For the subsequent time of lease, the rent can, pursuant to par. 1, be adjusted as at the time of the state of the index last taken into consideration after the required points (10) were reached respectively. The claim on the part of the Landlord for adjustment of the rent does not lapse, even if the Landlord does not make an adjustment of rent immediately when the points are reached.

6. This regulation requires the authorization of the State Central Bank, which authorization the Landlord will request.

                                   Section 2
                               Other Provisions

As for the rest, the terms and conditions of the principal lease of 29.02.1996 including the enclosures and additions thereof shall continue to be valid to their full extent unless modified by this or previous supplements.

Munich, 13.01.1998

sgd.: illegible                            sgd.: A. Eder
BIV in representation of the Landlord      Tenant
                                           Cybernet Internet-Dienstleistungen AG




--------------------------------------------------------------------------------
In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.

Munich, Federal Republic of Germany
26 August 1998

/s/ Elisabeth Groner

                            Translation from German

                                 5th SUPPLEMENT
                      of the principal lease of 29.02.1996

between:                 KG Bayerische Hausbau GmbH & Co.
                         - Landlord -

represented by:          BIV BAYERISCHE IMMOBILIENVERWALTUNG GMBH
                         Denninger Strasse 169, 81925 Munich

and:                     Cybernet AG
                         Internet-Dienstleistungen
                         Stefan-George-Ring 19,81929 Munich
                         - Tenant -

                                   Section 1
                                Leased Property

On the property Zamilapark MK2, Stefan-George-Ring 19, 81929 Munich, the spaces indicated hereunder are leased:


     office A + B on the 3rd floor      of           491.27 m(2)
     office C     on the 3rd floor      of           305.76 m(2)
     office D     on the 3rd floor      of           238.61 m(2)

     cellar 1 D   on the 1st basement   of           53.50 m(2)
     cellar 22/23 on the 1st basement   of c.        40.00 m(2)

     36 parking spaces for cars


                                   Section 2
                                Additional Lease

As of 01.01.1998, the space B on the 3rd floor of about 281.61 m(2) will be additionally leased for DM 24.00/m(2) net per month.
The Tenant knows that sound insulation cannot be guaranteed between space A and space B due to the properties of the partition wall.

As of 01.08.1998, the space A on the 3rd floor of about 258.08 m(2) will be additionally leased for DM 25.00/m(2) net per month.

For the additionally leased spaces, the same terms and conditions analogously to the principal lease of 29.02.1996 shall be considered agreed upon.

                                   Section 3
                                      Rent

The rent will be established as follows starting from 01.01.1998:

office A + B   3rd floor      of    491.27 m(2) at DM 22.00   DM 10,807.94
office C       3rd floor      of    305.76 m(2) at DM 22.00   DM  6,726.72
office D       3rd floor      of    238.61 m(2) at DM 24.00   DM  5,726.64
office B       3rd floor      of c. 281.61 m(2) at DM 24.00   DM  6,758.64
cellar 1D      1st basement   of     53.50 m(2) at DM  8.00   DM    428.00
cellar 22/23   1st basement   of c.  40.00 m(2) at DM  8.00   DM    320.00
plus statutory VAT, at present 15%                            DM  4,615.19
                                                              ------------
                                                              DM 35,383.13

Advance payment of incidental expenses pursuant to the 2nd Operating Costs Regulations:

office 1,317.25 m(2) at DM 3,70      DM 4,873.83
plus VAT 15%                         DM   731.07              DM  5,604.90
                                     -----------

Parking spaces for cars:

unchanged:                                                    DM  2,484.00

Total monthly rent starting from 01.01.1998                   DM 43,472.03

Pursuant to Section 5, number 2 of the lease, the rent will be established as follows starting from 01.05.1998:

office A + B   3rd floor      of    491.27 m(2) at DM 25.00   DM 12,281.75
office C       3rd floor      of    305.76 m(2) at DM 25.00   DM  7,644.00
office D       3rd floor      of    238.61 m(2) at DM 25.00   DM  5,965.25
office B       3rd floor      of c. 281.61 m(2) at DM 25.00   DM  7,040.25
cellar 1D      1st basement   of     53.50 m(2) at DM  8.00   DM    428.00
cellar 22/23   1st basement   of c.  40.00 m(2) at DM  8.00   DM    320.00
plus statutory VAT, at present 15%                            DM  5,051.89
                                                              ------------
                                                              DM 38,731.14

Advance payment of incidental expenses pursuant to the 2nd Operating Costs Regulations:

unchanged:                                                    DM  5,604.90

Parking spaces for cars:

unchanged:                                                    DM  2,484.00

Total monthly rent starting from 01.05.1998                   DM 46,820.04

The rent will be established as follows starting for 01.08.1998:

office A + B   3rd floor      of    491.27 m(2) at DM 25.00   DM 12,281.75
office C       3rd floor      of    305.76 m(2) at DM 25.00   DM  7,644.00
office D       3rd floor      of    238.61 m(2) at DM 25.00   DM  5,965.25
office B new   3rd floor      of c. 281.61 m(2) at DM 25.00   DM  7,040.25
office A new   3rd floor      of c. 258.08 m(2) at DM 25.00   DM  6,452.00
cellar 1D      1st basement   of     53.50 m(2) at DM  8.00   DM    428.00
cellar 22/23   1st basement   of c.  40.00 m(2) at DM  8.00   DM    320.00
plus statutory VAT, at present 15%                            DM  6,019.69
                                                              ------------
                                                              DM 46,150.94

Advance payment of incidental expenses pursuant to the 2nd Operating Costs Regulations:

office 1,575.33 m(2) at DM 3,70      DM 5,828.72
plus VAT 15%                         DM   874.31              DM  6,703.03
                                     -----------

Parking spaces for cars:

unchanged:                                                    DM  2,484.00

Total monthly rent starting from 01.08.1998                   DM 55,337.97


                                   Section 4
                                     Surety

Pursuant to Section 15 of the principal lease of 29.02.1996, the existing surety of DM 92,000.00 has to be increased as follows:

     01.01.1998     DM 123,000.00
     01.08.1998     DM 159,000.00


                                   Section 5
                                Other Provisions

As for the rest, the terms and conditions of the principal lease of 29.02.1996 including the enclosures and additions thereof shall continue to be valid to their full extent unless modified by this or previous supplements.

Munich, 22.09.1997

sgd.: illegible                         sgd.: A. Eder
BIV in representation of the            Tenant
Landlord                                Cybernet Internet-Dienstleistungen AG

--------------------------------------------------------------------------------
In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.
Munich, Federal Republic of Germany
26 August 1998
[SIG]

                            Translation from German

                                 4th SUPPLEMENT
                      of the principal lease of 29.02.1996


between:        KG Bayerische Hausbau GmbH & Co.
                -- Landlord --

represented by: BIV BAYERISCHE IMMOBILIENVERWALTUNG GMBH
                Denninger Strasse 169, 81925 Munich

and:            Cybernet AG
                Internet-Dienstleistungen
                Stefan-George-Ring 19, 81929 Munich
                - Tenant -


                                   Section 1
                                Leased Property

On the property Zamilapark MK2, Stefan-George-Ring 19, 81929 Munich, the spaces indicated hereunder are leased:

     office A + B    on the 3rd floor       of        491.27 m(2)
     office C        on the 3rd floor       of        305.76 m(2)
     office D        on the 3rd floor       of c.     237.00 m(2)
     cellar 1 D      on the 1st basement    of         53.50 m(2)
     cellar 22/23    on the 1st basement    of c.      40.00 m(2)

     36 parking spaces for cars


                                   Section 2
                        Subsequent Calculation of Space

For space D on the 3rd floor additionally leased as of 16.07.1997, the Landlord made a subsequent calculation of the leased space.

The result of the subsequent calculation of space D is 238.61 m(2) according to the enclosed leasing plans.

                                   Section 3
                                      Rent

The rent is established as follows as of 16.07.1997 retrospectively:

office A + B      3rd floor       of      491.27 m(2) at DM 22.00    DM 10,807.94
office C          3rd floor       of      305.76 m(2) at DM 22.00    DM  6,726.72
office D          3rd floor       of      238.61 m(2) at DM 24.00    DM  5,726.64
cellar 1 D        1st basement    of       53.50 m(2) at DM  8.00    DM    428.00
cellar 22-23      1st basement    of c.    40.00 m(2) at DM  8.00    DM    320.00
plus statutory VAT, at present 15%                                   DM  3,601.40
                                                                     ------------
                                                                     DM 27,610.70


Advance payment of incidental expenses pursuant to the 2nd Operating Costs Regulations:

office 1,035.64 m(2) at DM 3,70            DM 3,831.87
plus VAT 15%                               DM   574.78        DM  4,406.65
                                           -----------

Parking spaces for cars:

unchanged:                                                    DM  2,484.00

Total monthly rent as of 16.07.1997                           DM 34,501.35


                                   Section 4
                                Other Provisions

As for the rest, the terms and conditions of the principal lease of 29.02.1996 including the enclosures and additions thereof shall continue to be valid to their full extent unless modified by this or previous supplements.

Munich, 06.08.1997

sgd.: illegible                              sgd.: A. Eder
BIV in representation of the                 Tenant
Landlord







--------------------------------------------------------------------------------

In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.
Munich, Federal Republic of Germany
26 August 1998

/s/ Elisabeth Groner

                            Translation from German


                                 3rd SUPPLEMENT
                      of the principal lease of 29.02.1996



between:            KG Bayerische Hausbau GmbH & Co.
                    - Landlord -

represented by:     BIV BAYERISCHE IMMOBILIENVERWALTUNG GMBH
                    Denninger Strasse 169, 81925 Munich

and:                Cybernet AG
                    Internet-Dienstleistungen
                    Stefan-George-Ring 19, 81929 Munich
                    - Tenant -



                                   Section 1
                                Leased Property

On the property Zamilapark MK2, Stefan-George-Ring 19, 81929 Munich, the spaces indicated hereunder are leased:

       office A + B        on the 3rd floor      of      491.27 m(2)
       office C            on the 3rd floor      of      305.76 m(2)
       office D            on the 3rd floor      of c.   237.00 m(2)
       cellar 1 D          on the 1st basement   of       53.50 m(2)

       36 parking spaces for cars


                                   Section 2
                                Additional Lease

As of 01.07.1997, the cellar no. 22-23 on the 1st basement of c. 40.00 m(2) will be additionally leased for DM 8.00/m(2) net per month.


                                   Section 3
                                      Rent

The rent will be established as follows starting from 01.07.1997:

office A + B   3rd floor      of     491.27 m(2) at DM 22.00    DM 10,807.94
office C       3rd floor      of     305.76 m(2) at DM 22.00    DM  6,726.72
office D       3rd floor      of c.  237.00 m(2) at DM 24.00    DM  5,688.00
cellar 1 D     1st basement   of      53.50 m(2) at DM  8.00    DM    428.00
cellar 22-23   1st basement   of c.   40.00 m(2) at DM  8.00    DM    320.00
plus statutory VAT, at present 15%                              DM  3,595.60
                                                                ------------
                                                                DM 27,566.26

Advance payment of incidental expenses pursuant to the
2nd Operating Costs Regulations:
unchanged:                                                      DM  4,399.80

Parking spaces for cars:
25 underground parking spaces for cars at  DM 80.00       DM 2,000.00
10 underground parking spaces for cars at  DM 10.00       DM   100.00
01 parking space for a car above ground at DM 60.00       DM    60.00
plus statutory VAT, 15%                                   DM   324.00
                                                          -----------
                                                                DM  2,484.00

Total monthly rent as of 16.07.1997                             DM 34,450.06
                                                                ============

                                   Section 4
                                Other Provisions

As for the rest, the terms and conditions of the principal lease of 29.02.1996 including the enclosures and additions thereof shall continue to be valid to their full extent unless modified by this or previous supplements.

Munich, 16.06.1997

sgd.: illegible                         sgd.: A. Eder
BIV in representation of the            Tenant
Landlord




--------------------------------------------------------------------------------
In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.
Munich, Federal Republic of Germany
26 August 1998

/s/ Elizabeth Groner

                            Translation from German


                                 2nd SUPPLEMENT
                      of the principal lease of 29.02.1996


between:            KG Bayerische Hausbau GmbH & Co.
                    - Landlord -

represented by:     BIV BAYERISCHE IMMOBILIENVERWALTUNG GMBH
                    Denninger Strasse 169, 81929 Munich

and:                Cybernet AG
                    Internet-Dienstleistungen
                    Stefan-George-Ring 19, 81929 Munich
                    - Tenant -


                                   Section 1
                                Leased Property

On the property Zamilapark MK2, Stefan-George-Ring 19, 81929 Munich, the spaces indicated hereunder are leased:

     office A + B   on the 3rd floor         of     491.27 m(2)
     office C       on the 3rd floor         of     305.76 m(2)
     cellar 1 D     on the 1st basement      of      53.50 m(2)

     30 underground parking spaces for cars
     01 parking space for a car above ground


                                   Section 2
                                Additional Lease

As of 01.07.1997, the office D on the 3rd floor of c. 237.00 m(2) will be additionally leased for DM 24.00/m(2) net per month.

                                   Section 3
                                      Rent

The rent will be established as follows starting from 01.07.1997:

office A+B 3rd floor     of    491.27 m(2) at DM 22.00   DM 10,807.94
office C   3rd floor     of    305.76 m(2) at DM 22.00   DM  6,726.72
office D   3rd floor     of c. 237.00 m(2) at DM 24.00   DM  5,688.00
cellar 1 D 1st basement  of     53.50 m(2) at DM  8.00   DM    428.00
plus statutory VAT, at present 15%                       DM  3,547.60
                                                         ------------
                                                         DM 27,198.26

Advance payment of incidental expenses pursuant to the
2nd Operating Costs Regulations:
office 1,034.03 m(2) at DM 3.70    DM 3,825.91
plus statutory VAT, 15%            DM   573.89           DM  4,399.80

Parking spaces for cars:
20 underground parking spaces for cars at    DM 80.00    DM 1,600.00
10 underground parking spaces for cars at    DM 10.00    DM   100.00
01 parking space for a car above ground at   DM 60.00    DM    60.00
plus statutory VAT, 15%                                  DM   264.00
                                                         -----------

                                                         DM  2,024.00

Total monthly rent as of 01.07.1997                      DM 33,622.06
                                                         ============


                                   Section 4
                                     Surety

Pursuant to Section 15 of the principal lease of 29.02.1996, the bank guarantee has to be increased to a total amount of DM 92,000.00 by 01.07.1997.


                                   Section 5
                                Other Provisions

As for the rest, the terms and conditions of the principal lease of 29.02.1996 including the enclosures and additions thereof shall continue to be valid to their full extent unless modified by this or previous supplements.

Munich, 02.04.1997
sgd.: illegible                         sgd.: A. Eder
BIV in representation of the            Tenant
Landlord                                Cybernet AG


--------------------------------------------------------------------------------
In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.
Munich, Federal Republic of Germany
26 August 1998
/s/ ELISABETH GRONER

                            Translation from German


                                 1st SUPPLEMENT
                      of the principal lease of 19.03.1998


between:            Bayerische Grundbesitz GmbH & Co. Verwaltungs-KG

represented by:     Bayerische Immobilienverwaltung GmbH
                    Denninger Strasse 169, 81925 Munich
                                                                      -Landlord-

and:                Cybernet
                    Internet-Dienstleistungen AG
                    Stefan-George-Ring 19, 81929 Munich
                                                                        -Tenant-


                                   Section 1
                                Leased Property

On the property "Weisser Riese", Rosenkavalierplatz 5, 81925 Munich, the following commercial units are leased:

     office         on the 1st floor         c. 316.00 m(2)
     cellar 1014    on the 2nd basement      c.  82.75 m(2)


                                   Section 2
                              Calculation of Space

For the office and cellar spaces indicated under Section 1, the Landlord made a calculation of space (pursuant to the principal lease, Section 1, number 3) and recorded it in the leasing plans which are incorporated into the supplement.
As of the start of lease (01.05.1998), the definite office space of 315.42 m(2) as well as the definite cellar space of 86.22 m(2) will be used as a basis.


                                   Section 3
                                      Term

Due to the delay of performance on the part of the Landlord, the following new term is agreed upon, modifying the lease of 19.03.1998, Section 4:
The lease starts on 01.05.1998
Term of lease: 5 years
End of lease: 30.04.2003
The obligation to pay rent starts on 01.06.1998. The operating costs and other incidental expenses have to be paid starting from the start of lease (01.05.1998).

                                   Section 4
                                Change of Rent

The contracting parties agreed upon grading of the rent to start at the beginning of the 2nd year of the contract. Due to the new start of lease (01.05.1998), the start of grading is changed as follows:

01.05.1999 until 30.04.2000   increase of the rent basic rent to DM 34.00/m(2)
01.05.2000                    increase of the net basic rent to DM 35.00 m(2)

Modifying the principal lease of 19.03.1998, Section 7, the start of the index is set on 01.05.2000 (basis 1991 = 100).

                                   Section 5
                                      Rent

Due to the calculation of space, the new rent of the basic rent will be as follows starting from the start of lease (01.05.1998):

basic rent:
office of 315.42 m(2) at DM 0.00/m(2)                            DM     0.00
cellar of 86.22 m(2) at DM 0.00/m(2)                             DM     0.00
plus statutory VAT, at present 16%                               DM     0.00
                                                                 -----------
                                                                 DM     0.00

incidental expenses pursuant to the 2nd Operating Costs Regulations
office of 315.42m(2) at DM 3.70/m(2)                             DM 1,167.05
flat energy charge for cellar lump sum                           DM    20.00
plus statutory VAT, at present 16%                               DM   189.93
                                                                 -----------
                                                                 DM 1,376.98

total rent                                                       DM 1,376.98
                                                                 ===========

Due to the calculation of space, the new rent of the basic rent will be as follows starting from the start of payment (01.06.1998):

basic rent:
office of 315.42 m(2) at DM 33.00/m(2)                           DM 10,408.86
cellar of 86.22 m(2) at DM 9.00/m(2)                             DM    775.98
plus statutory VAT, at present 16%                               DM  1,789.58
                                                                 ------------
                                                                 DM 12,974.42

incidental expenses pursuant to the 2nd Operating Costs Regulations
office of 315.42m(2) at DM 3.70/m(2)                             DM  1,167.05
flat energy charge for cellar lump sum                           DM     20.00
plus statutory VAT, at present 16%                               DM    189.93
                                                                 ------------
                                                                 DM  1,376.98

total rent                                                       DM 14,351.40
                                                                 ============

                                   Section 2
                               Other Provisions

As for the rest, the regulations and conditions of the principal lease of
19.03.1998 including the enclosures and additions thereof shall continue to be valid to their full extent unless modified by this supplement.

Munich, 17.06.1998

                                           sgd.: A. Eder
BIV in representation of the Landlord      Tenant
                                           Cybernet Internet-Dienstleistungen AG




--------------------------------------------------------------------------------
In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court I of Munich, I hereby certify that the foregoing is a true and complete English translation of the German document submitted to me.

Munich, Federal Republic of Germany
26 August 1998

/s/ ELISABETH GRONER